Exhibit 32.1 CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 I, Sandeep Mathrani, the Chief Executive Officer of WeWork Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of WeWork Inc. for the fiscal year ended December 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of WeWork Inc. Date: March 17, 2022 By: /s/ Sandeep Mathrani Sandeep Mathrani Chief Executive Officer and Director (Principal Executive Officer)